UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 28, 2005

Date of Report (Date of earliest event reported)

Commission File Number: 000-27743

PAC-WEST TELECOMM, INC.
(Exact name of registrant as specified in its charter)

California	68-0383568
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

1776 W. March Lane, Suite 250
Stockton, California	95207
(Address of principal executive offices)	(Zip Code)

(209) 926-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 28, 2005, Pac-West Telecomm, Inc. (“the Company”) was informed that Melinda Guzman Moore would not stand for re-election to the board of directors, which is to occur on June 21, 2005. Ms. Guzman Moore informed management that her decision to not stand for re-election to the board of directors was based on personal reasons and that she did not have any disagreement with the Company or its management. Ms. Guzman Moore is currently on the compensation committee of the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PAC-WEST TELECOMM, INC.
(Registrant)

Dated: April 6, 2005

By: /s/ Peggy Mc Gaw

Peggy Mc Gaw
Vice President Finance